Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 8 – Provision (Benefit) for Income Taxes
The Provision (benefit) for income taxes includes:

	Years Ended December 31,
	2014	2013	2012
	(Millions)
Current:
State	$3	$2	$11
Foreign	1	(22)	26
	4	(20)	37
Deferred:
State	8	15	—
Foreign	17	35	5
	25	50	5
Total provision (benefit)	$29	$30	$42

Reconciliations from the Provision (benefit) for income taxes at the federal statutory rate to the recorded Provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2014	2013	2012
	(Millions)
Provision at statutory rate	$462	$402	$467
Increases (decreases) in taxes resulting from:
Income not subject to U.S. federal tax	(462)	(402)	(467)
State income taxes	11	17	11
Foreign operations — net	18	13	31
Provision (benefit) for income taxes	$29	$30	$42

The 2013 state deferred provision includes $14 million related to the impact of a second-quarter 2013 Texas franchise tax law change.
Income before income taxes includes $72 million, $61 million, and $96 million of foreign income in 2014, 2013, and 2012, respectively.
Deferred tax liabilities, primarily attributable to the taxable temporary differences from property, plant, and equipment, were $133 million, $117 million, and $72 million in 2014, 2013, and 2012, respectively.
During 2014, we received cash refunds (net of payments) for income taxes of $28 million. Cash payments for income taxes (net of refunds) were $2 million and $54 million in 2013 and 2012, respectively, and are recorded in the Consolidated Balance Sheet.
As of December 31, 2014, we do not have any material unrecognized tax benefits.
Tax years after 2010 are subject to examination by the Texas Comptroller. Generally, tax returns for our Canadian entities are open to audit for tax years after 2010. Williams has indemnified us for any adjustments to foreign tax returns filed prior to the Canada Acquisition.